Exhibit 10.12

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT OF THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS (***).

ROYALTY AGREEMENT

THIS ROYALTY AGREEMENT (this “Agreement”), dated as of January 13, 2011 (the “Effective Date”) is entered into by and among Wildcat Companies, LLC, a Wisconsin limited liability company (“WC”), Monroe County Land Holdings, LLC, a Wisconsin limited liability company (“Holdings” and together with WC, “Wildcat”), P&S Real Estate Holdings, LLC, a Wisconsin limited liability company (“P&S”), and Hi-Crush Operating LLC, a Delaware limited liability company (“HiCrush”). Each of Wildcat, P&S and HiCrush may be referred to herein as a “Party”, and collectively as the “Parties”.

WHEREAS, Wildcat and HiCrush are each a party to that certain Purchase and Sale Agreement, dated as of the date hereof (the “Purchase Agreement”), pursuant to which HiCrush acquired certain real property owned by Wildcat located in Monroe County, Wisconsin;

WHEREAS, concurrently with the execution of the Purchase Agreement and subject to the terms and conditions contained herein, HiCrush desires to pay to P&S a royalty for Frac Sand extracted from the real property acquired from Wildcat and sold by HiCrush;

WHEREAS, the Parties desire to make certain representations, covenants and other agreements in connection with the transactions contemplated hereby;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto hereby agree as follows:

Article I. Definitions and Interpretation

A. Definitions. The following definitions shall for all purposes, unless otherwise clearly indicated herein, apply to the terms used in this Agreement.

“Acquired Property” means those certain premises described on Exhibit A attached hereto and incorporated herein for all purposes by reference.

“Agreement” has the meaning set forth in the preamble hereto.

“Due Date” has the meaning set forth in Section II.C of this Agreement.

“Effective Date” has the meaning set forth in the preamble hereto.

“Frac Sand” means sand employed as a fracturing proppant for completing oil and gas wells that meets the quality standards prescribed by the International Organization for Standardization and the American Petroleum Institute.

“HiCrush” has the meaning set forth in the preamble hereto.

“Holdings” has the meaning set forth in the preamble hereto.

“P&S” has the meaning set forth in the preamble hereto.

“Property Block” means those certain premises described on Exhibit B attached hereto and incorporated herein for all purposes by reference; provided, however, that such area shall not include the Acquired Property.

“Purchase Agreement” has the meaning set forth in the recitals hereto.

“Raw Sand” means unprocessed sand that will be processed for the purpose of producing Frac Sand.

“Royalty” has the meaning set forth in Section II.A of this Agreement.

“Royalty Records” has the meaning set forth in Section II.C of this Agreement.

“Royalty Block” means all land located within one mile of the perimeter of the Property Block; provided, however, that such area shall not include the Acquired Property or the Property Block.

“WC” has the meaning set forth in the preamble hereto.

“Wildcat” has the meaning set forth in the preamble hereto.

B. Interpretation. Unless expressly provided elsewhere in this Agreement, this Agreement shall be interpreted in accordance with the following provisions:

(i) Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine, or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

(ii) If a word or phrase is defined, its other grammatical forms have a corresponding meaning.

(iii) A reference to any party to this Agreement or another agreement or document includes the party’s permitted successors and assigns.

(iv) A reference to a writing includes a facsimile or email transmission of it and any means of reproducing of its words in a tangible and permanently visible form.

(v) The Exhibits attached to this Agreement are incorporated herein by reference and made a part of this Agreement.

(vi) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

(vii) The word “or” will have the inclusive meaning represented by the phrase “and/or”.

(viii) “Shall” and “will” have equal force and effect.

(ix) References to “$” or to “dollars” shall mean the lawful currency of the United States of America.

(x) All references to “day” or “days” shall mean calendar days unless specified as a “business day.”

(xi) Time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the time period commences and including the day on which the time period ends and by extending the period to the next business day following if the last day of the time period is not a business day.

Article II. Royalty Payment

A. Royalty. During the term of this Agreement, HiCrush agrees to pay P&S a royalty (the “Royalty”) equal to the sum of (i) $*** for each ton of Frac Sand extracted from the Acquired Property or Property Block and processed, sold and delivered by HiCrush, including its affiliates, successors and assigns, for which HiCrush has received payment in full, (ii) $*** for each ton of Frac Sand extracted from the Royalty Block, processed at the facility located on the Acquired Property or Property Block, and sold and delivered by HiCrush, including its affiliates, successors and assigns, for which HiCrush has received payment in full, and (iii) $*** for each ton of Raw Sand extracted from the Acquired Property or the Property Block and sold and delivered by HiCrush, including its affiliates, successors and assigns, for which HiCrush has received payment in full. The Royalty paid to P&S hereunder shall not be reduced for any taxes, expenses and other burdens.

Notwithstanding anything to the contrary contained in this Agreement, no Royalty shall be paid on Frac Sand or Raw Sand by HiCrush’s successors or assigns where such Frac Sand or Raw Sand is extracted from land in the Royalty Block or Property Block that was owned or leased by such successor or assign of HiCrush prior to the date that such successor or assign became bound by the terms of this Agreement.

B. Arms-Length Transaction. If Frac Sand is (i) extracted from the Acquired Property or the Royalty Block and processed by HiCrush, including its affiliates, successors and assigns, and (ii) used by HiCrush, including its affiliates, successors and assigns without any payment for such Frac Sand, then it shall be presumed for purposes of this Agreement that such entity purchased the amount of Frac Sand used by such entity for which no payment was made and a Royalty equal to the sum of $*** for each ton of Frac Sand used by such entity shall be paid to P&S pursuant to the terms of this Agreement.

C. Time of Payment and Payment Disputes. The Royalty payable under this Agreement with respect to a particular fiscal quarter shall be due and payable, without interest thereon, within 30 days after the end of such quarter (the “Due Date”). Each Royalty payment shall be accompanied by an unaudited royalty report showing the tonnages extracted from the

Acquired Property and sold by HiCrush to which that Royalty payment pertains. HiCrush will furnish to P&S its annual audited accounting records relating to the Royalty (the “Royalty Records”), prepared by a nationally recognized public accounting firm, promptly after HiCrush has received such records, which shall in no event be later than April 30 of each calendar year. If there is any difference between (i) the aggregate amount of the Royalty that was paid to P&S during the prior year and (ii) the aggregate amount of the Royalty that should have been paid to P&S during the prior year as calculated in accordance with the Royalty Records, such difference will be reconciled on the next Due Date.

D. Annual State Certification. Upon request by P&S, HiCrush shall provide evidence to P&S that HiCrush is in compliance with the applicable annual state certification of any weight scales that are used to weigh Frac Sand for which a Royalty shall be paid under Section II.A of this Agreement.

E. Interest. Any Royalty payment that is not made within *** of the Due Date shall accrue interest at the rate of *** per month, or the maximum rate allowed by Wisconsin law, beginning on the date such payment becomes past due, and continuing thereafter until paid in full.

Article III. Miscellaneous

A. Representations and Warranties. Each Party hereby represents and warrants that it has due authority to enter into this Agreement and that this Agreement and the terms and provisions provided for herein do not and will not violate any agreements by which such Party may be bound.

B. No Rights in Plant Operation or Business. This Agreement provides P&S only the right to payment of monies as expressly provided for herein. Nothing in this Agreement shall be construed as providing P&S any rights or authority in connection with the operation or management of HiCrush’s business or the extraction or sale of the Frac Sand on the Acquired Property.

C. Assignment. Each Party may assign this Agreement to any other individual or entity with prior written notice to the other Party; provided, however, that neither Wildcat nor P&S shall assign any of their respective rights, duties and obligations under this Agreement to any entity or person that is directly or indirectly in competition with HiCrush or any of HiCrush’s affiliates without the prior written consent of HiCrush.

D. Entire Agreement; Modification. This Agreement contains the entire agreement between the Parties with respect to the transactions contemplated hereby, and supersedes all negotiations, representations, warranties, commitments, offers, and contracts, whether oral or written, prior to the date hereof. No modification or amendment of any provision of this Agreement shall be effective unless made in a written instrument, duly executed by the Party to be bound thereby.

E. Severability. In the event that any provision of this Agreement violates any applicable law or is held unenforceable by a court of competent jurisdiction, such provision shall be invalid to the extent of such violation without affecting the validity or enforceability of any other provision hereof.

F. Successors; Third Party Rights. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the Parties and their respective successors and permitted assigns, including all subsequent owners of the Acquired Property. Nothing herein is intended to or shall create any rights in any person other than the Parties and their respective successors and permitted assigns.

G. Waiver. No waiver of any provision of this Agreement shall be effective unless in writing. The waiver by any Party of a breach of this Agreement shall not operate or be construed as a waiver of any preceding or subsequent breach.

H. Captions. The captions of the various sections of this Agreement have been inserted for convenience of reference only and shall not affect the interpretation of this Agreement.

I. Notices. All notices, requests, demands, and other communications pursuant to this Agreement must be in writing, will be deemed to have been effectively given on the date of actual receipt by the recipient party (arrival at the address or facsimile number indicated below being deemed to constitute receipt by the recipient party), and shall be: (i) delivered personally; (ii) mailed by registered or certified mail, postage prepaid; (iii) by facsimile, or (iv) delivered by a recognized express courier service, as follows:

If to Wildcat/P&S:	P&S Real Estate Holdings, LLC
Mr. Jerome Pientok
3806 Oakwood Hills Pkwy, Suite 2
Eau Claire, WI 54701
Phone: 715-797-3103

If to HiCrush:	Hi-Crush Operating LLC
Attn: Mr. Robert E. Rasmus
Three Riverway, Suite 1550
Houston, Texas 77056
Phone: (713) 963-0099
Facsimile: (713) 963-0088

Any Party may change the address to which notices and other communications are to be directed to it by giving notice of such change to the other Party in the manner provided in this Section.

J. Choice of Law. The substantive laws of the State of Delaware (without reference to conflict of laws principles) shall govern the interpretation and enforcement of this Agreement.

K. Counterparts and Facsimiles. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered will be deemed to be an original, and all of which together will be one and the same document. Delivery of this Agreement by facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart hereof.

L. Non-Disclosure of Agreement. Except as may be required by law or regulation, Wildcat, P&S and their respective representatives shall not disclose any of the terms of this Agreement without the prior written consent of HiCrush.

M. Memorandum of Agreement. A memorandum of this Agreement in the form of Exhibit C shall be recorded in the land records of Monroe County, Wisconsin.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective as of the Effective Date.

WILDCAT:

Wildcat Companies, LLC

By:	/s/ Jerome Pientak

Name:	Jerome Pientak
Title:	Authorized Member

Monroe County Land Holdings, LLC

By:	/s/ Jerome Pientak

Name:	Jerome Pientak
Title:	Authorized Member

P&S:

P&S Real Estate Holdings, LLC

By:	/s/ Jerome Pientak

Name:	Jerome Pientak
Title:	Authorized Member

HICRUSH:

Hi-Crush Operating LLC

By:	/s/ James M. Whipkey

Name:	James M. Whipkey
Title:	Chief Executive Officer

Signature Page to Royalty Agreement

Exhibit A

Acquired Property

Parcel I:

Lot Two (2) of a Certified Survey Map recorded in Vol. 18 CSM Pg. 191, as Doc. No. 550818 located in the NW  1/4 of the NE  1/4 of Section 17, Township 18 North, Range 1 East, Monroe County, WI.

The Northwest Quarter of the Southeast Quarter (NW  1/4 of SE  1/4);

The East 3 rods of the Southwest Quarter of the Southeast Quarter (SW  1/4 of SE  1/4), Except those lands described in Vol. 181 Deeds Pg. 564, as Doc. No. 233574;

The Southwest Quarter of the Northeast Quarter (SW  1/4 of NE  1/4), lying South of the drainage ditch;

The Northeast Quarter of the Southeast Quarter; Except the following parcels:

Those lands described in Vol. 29 Deeds Pg. 216;

Those lands described in Vol. 31 Deeds Pg. 61;

Those lands described in Vol. 9 CSM Pg. 202 as Doc. No. 434580;

Those lands lying Southwest of the drainage ditch, which runs Northwesterly and Southeasterly across the Southwest corner of the Southeast Quarter of the Northeast Quarter.

All in Section 17, Township 18 North, Range 1 East.

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Parcel II:

A parcel of land located in the SW 1/4 of the SW 1/4 and NW 1/4 of SW 1/4 of Section 16 and the NE 1/4 of the NE 1/4, NW 1/4 of NE 1/4, SW 1/4 of NE 1/4, SE 1/4 of NE 1/4 and the NE  1/4 of SE 1/4, Section 17, Township 18 North, Range 1 East, Town of Bryon, and Village of Wyeville, Monroe County, Wisconsin, described as follows: Beginning at the S 1/4 corner of Section 8, Township 18 North, Range 1 East; thence N0 degrees 02’01” W along the West line of the SW 1/4 of SE 1/4 of said Section 8, a distance of 321.55 feet; thence S38 degrees 58’15” E, a distance of 6308.52 feet to the East line of said SW 1/4 of SW 1/4; thence S0 degrees 15’09” E along said East line, a distance of 820.83 feet to the North right of way line of S.T.H. “21”; thence N86 degrees 35’13” W along said North line, a distance of 1329.69 feet to the West line of said SW 1/4 of SW 1/4; thence N0 degrees 07’21” W, a distance of 1157.65 feet to the Northwest corner of said SW 1/4 of SW 1/4; thence N0 degrees 13’18” W along the West line of

Exhibit A to Royalty Agreement

said NW 1/4 of SW 1/4, a distance of 774.59 feet to the Southerly line of the Union Pacific Railroad; thence N38 degrees 57’52” W along said Southerly line, a distance of 818.37 feet to the Southeast corner of Lot 1 of Volume 18 of Certified Survey Maps, Page 191; thence N38 degrees 58’46” W along said Southerly line, a distance of 3375.13 feet to the West line of said NW 1/4 of NE 1/4; thence N0 degrees 13”00” W a distance of 132.49 feet to the point of beginning, EXCEPT that part contained within the SW 1/4 of SE 1/4 of said Section 8.

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Exhibit A to Royalty Agreement

Exhibit B

Property Block

The real property located in Monroe County, Wisconsin as depicted on the following map as parcels 1–10, but expressly excluding the parcels identified as “Acquired Property”, which includes the property identified as of the date of this Agreement by the following tax parcel identification numbers:

Parcel	Tax Parcel ID #
1	006-00386-0000
2	006-00385-0000
3	006-00387-0000
4	006-00389-0000
5	006-00391-0000
6	006-00390-0000
7	006-00398-0000
8	006-00162-0001
006-00163-0000
006-00164-0000
006-00168-0001
9	006-00395-0000
10	006-00162-0000
006-00161-0000
006-00167-0000
006-00166-0000
006-00168-0000
006-00169-0000
006-00377-0000
006-00375-0000
006-00381-0000

[MAP ATTACHED ON FOLLOWING PAGE]

Exhibit B to Royalty Agreement

DELORME
173
Brandy Creek
Brandy Creek
Brandy Creek
E Fork Lemonweir River
E Fork Lemonweir River
E Fork Lemonweir River
10
8
1
2
3
6
4
5
9
7
Acquired Property
Acquired Property
WOOD ST
MAIN ST
TOMAH ST
21

EXHIBIT C

Form of Memorandum of Rights under Royalty Agreement

[ATTACHED]

Document No.
MEMORANDUM OF RIGHTS UNDER ROYALTY AGREEMENT	Recording Area Name and Return Address Weld, Riley, Prenn & Ricci, S.C. PO Box 1030 Eau Claire, WI 54702-1030 Attn: William J. Spangler
This is not a conveyance under Section 77.21(1), Wis. Stats. and is not subject to transfer return or fee.	See attached Exhibit A Parcel Identification Number (PIN) This is not homestead property. (is) (is not)

Notice is hereby given by P&S Real Estate Holdings, LLC, whose address is 3806 Oakwood Hills Pkwy, Suite 2, Eau Claire, WI 54701 (“Payee”) that, pursuant to that certain Royalty Agreement dated on or about January 13, 2011, (the “Royalty Agreement”) by and among Wildcat Companies, LLC, Monroe County Land Holdings, LLC, P&S Real Estate Holdings, LLC, and Hi-Crush Operating LLC (“Payor”), Payor has agreed to pay to Payee a royalty for Frac Sand (as defined in the Royalty Agreement) extracted from the real property located in Monroe County, Wisconsin, specifically described on Exhibit A attached hereto.

[SIGNATURE PAGES TO FOLLOW]

Exhibit C to Royalty Agreement

PAYOR:

Hi-Crush Operating LLC

By:
Name:
Title:	Chief Executive Officer & President

STATE OF	)
) ss.
COUNTY OF	)

Personally came before me this              day of                                         , 2011, the above named                          known by me to be the person who executed and acknowledged the foregoing instrument.

                                                                                          , Notary Public

My commission expires                                                                  .

[REMAINDER OF PAGE INTENTIONALLY BLANK]

Exhibit C to Royalty Agreement

PAYEE:

P&S Real Estate Holdings, LLC

By:	/s/ Jerome Pientok
Jerome Pientok, Authorized Member

STATE OF	)
) ss.
COUNTY OF	)

Personally came before me this              day of                         , 2011, the above named                                  known by me to be the person who executed and acknowledged the foregoing instrument.

                                                                                          , Notary Public

My commission expires                                                                          .

This instrument was drafted by:

Alex Niebruegge

Fulbright & Jaworski L.L.P.

1301 McKinney, Suite 5100

Houston, Texas 77010

Exhibit C to Royalty Agreement

Exhibit A

Parcel I:

Lot Two (2) of a Certified Survey Map recorded in Vol. 18 CSM Pg. 191, as Doc. No. 550818 located in the NW 1/4 of the NE 1/4 of Section 17, Township 18 North, Range 1 East, Monroe County, WI.

The Northwest Quarter of the Southeast Quarter (NW 1/4 of SE 1/4);

The East 3 rods of the Southwest Quarter of the Southeast Quarter (SW 1/4 of SE 1/4), Except those lands described in Vol. 181 Deeds Pg. 564, as Doc. No. 233574;

The Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4), lying South of the drainage ditch;

The Northeast Quarter of the Southeast Quarter; Except the following parcels:

Those lands described in Vol. 29 Deeds Pg. 216;

Those lands described in Vol. 31 Deeds Pg. 61;

Those lands described in Vol. 9 CSM Pg. 202 as Doc. No. 434580;

Those lands lying Southwest of the drainage ditch, which runs Northwesterly and Southeasterly across the Southwest corner of the Southeast Quarter of the Northeast Quarter.

All in Section 17, Township 18 North, Range 1 East.

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Parcel II:

A parcel of land located in the SW 1/4 of the SW 1/4 and NW 1/4 of SW 1/4 of Section 16 and the NE 1/4 of the NE 1/4, NW 1/4 of NE 1/4, SW 1/4 of NE 1/4, SE 1/4 of NE 1/4 and the NE 1/4 of SE 1/4, Section 17, Township 18 North, Range 1 East, Town of Bryon, and Village of Wyeville, Monroe County, Wisconsin, described as follows: Beginning at the S 1/4 corner of Section 8, Township 18 North, Range 1 East; thence N0 degrees 02’01” W along the West line of the SW 1/4 of SE 1/4 of said Section 8, a distance of 321.55 feet; thence S38 degrees 58’15” E, a distance of 6308.52 feet to the East line of said SW 1/4 of SW 1/4; thence S0 degrees 15’09” E along said East line, a distance of 820.83 feet to the North right of way line of S.T.H. “21”; thence N86 degrees 35’13” W along said North line, a distance of 1329.69 feet to the West line of said SW 1/4 of SW 1/4; thence N0 degrees 07’21” W, a distance of 1157.65 feet to the Northwest corner of said SW 1/4 of SW 1/4; thence N0 degrees 13’18” W along the West line of said NW 1/4 of SW 1/4, a distance of 774.59 feet to the Southerly line of the Union Pacific Railroad; thence N38 degrees 57’52” W along said Southerly line, a distance of 818.37 feet to the Southeast corner of Lot 1 of Volume 18 of Certified Survey Maps, Page 191; thence N38 degrees 58’46” W along said Southerly line, a distance of 3375.13 feet to the West line of said NW 1/4 of NE 1/4; thence N0 degrees 13”00” W a distance of 132.49 feet to the point of beginning, EXCEPT that part contained within the SW 1/4 of SE 1/4 of said Section 8.

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